SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 29, 2002



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





           1-5426                               61-0505332
      (Commission File Number)          (I.R.S. Employer Identification Number)



4360 Brownsboro Road, Suite 300 Louisville, Kentucky                   40207
     (Address of principal executive offices)                        (Zip Code)



                                 (502) 893-4600 (Registrant's telephone number,
              including area code)





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ITEM 2.  Acquisition or Disposition of Assets

         On August 29, 2002, Thomas Industries Inc., a Delaware corporation (the "Company"), both individually and through its subsidiaries, acquired from Werner Rietschle Holding GmbH, a company organized under the laws of Germany ("Rietschle Holding") all of the equity interests of (i) Werner Rietschle GmbH & Co. KG ("Rietschle KG"), (ii) each subsidiary of Rietschle Holding which conducts the business (the "Rietschle Subsidiaries" and, together with Rietschle KG, the "Rietschle Entities"), and (iii) certain other assets, pursuant to an Agreement for Purchase of Equity Interests and Shares, dated August 29, 2002 (the "Agreement"). The purchase price consisted of EUR 85,519,620 in cash and 1,800,000 treasury shares of the Company's common stock, par value $1.00 per share. The purchase price was determined through arms length negotiations between the parties.

         The Company filed a Current Report on Form 8-K reporting the execution of the Agreement, which Current Report is incorporated herein by reference. Under Item 7 of such Current Report, the Company undertook to file the financial information required by Item 7(a) and Item 7(b) of Form 8-K by amendment to such Current Report within the time proscribed by Item 7. Set forth below as part of this Amendment to the Current Report is such financial information required by
Item 7(a) and Item 7(b) of Form 8-K.

ITEM 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

                  Attached hereto as Exhibit 99.1 are the Audited Consolidated Financial Statements of the Rietschle Entities as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000, and 1999. The Audited Consolidated Financial Statements utilize the European numbering convention of periods versus commas to deliniate thousands.

                  Attached hereto as Exhibit 99.2 are the Unaudited Consolidated Financial Statements of the Rietschle Entities as of June 30, 2002 and 2001, and for the six months ended June 30, 2002 and 2001. The Audited Consolidated Financial Statements utilize the European numbering convention of periods versus commas to deliniate thousands.

         (b) Pro Forma Financial Information:

                  Attached hereto as Exhibit 99.3 are Unaudited Pro Forma Condensed Consolidated Financial Data of the Company and the Rietschle Entities.

         (c) Exhibits.

                  Number No.                Description
                  ----------                -----------

                      2.1 Agreement for Purchase of Equity Interests and Shares (English translation) dated August 29, 2002, by and among Thomas Industries Inc., Werner Rietschle Holding GmbH, TIWR Holding GmbH & Co. KG, TIWR
                                            Netherlands Holdings C.V., TIWR U.K.
                                            Limited, TI France SAS, Thomas
                                            Industries Australia Pty. Ltd.,
                                            and TI Luxembourg S.A.R.L.  *

                      10.1 Credit Agreement dated August 28, 2002 among Thomas Industries Inc., Bank One, Kentucky, NA, National City Bank of Kentucky, SunTrust Bank, HVB Banque Luxembourg Societe Anonyme, and Wells Fargo Bank, N.A., as Lenders (the "Lenders"); Bank One, Kentucky, NA, as Administrative Agent for itself and the other Lenders; National City Bank of Kentucky as Syndication Agent; SunTrust Bank and HVB Banque
                                            Luxembourg Societe Anonyme as
                                            Co-Documentation Agents; and Banc
                                            One Capital Markets, Inc., as Lead
                                            Arranger and Sole Book Runner. *

                      23.1                  Consent of Ernst & Young.

                      99.1 Audited Consolidated Financial Statements of the Rietschle Entities as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000, and 1999.

                      99.2 Unaudited Consolidated Financial Statements of the Rietschle Entities as of June 30, 2002 and 2001, and for the six months ended June 30, 2002 and 2001.

                      99.3 Unaudited Pro Forma Condensed Consolidated Financial Data of the Company and the Rietschle Entities.

                      *   Previously Filed.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS INDUSTRIES INC.


                                          By:  /s/ Phillip J. Stuecker
                                             -----------------------------
Dated:  November 11, 2002                 Name: Phillip J. Stuecker
                                          Its:  Vice President of Finance, Chief
                                                Financial Officer, and Secretary